EXHIBIT 10.5

                                     FORM OF
                          EXTENSION OF PROMISSORY NOTE

ALPHA ENGINES CORPORATION

                                      21st Century Detonation Cycle Gas Turbines

June 19, 2003

Mr. Michael Rouse
Chairman & CEO
Turbine Truck Engines, Inc.
1200 Flightline Blvd., Suite 5
Deland, Florida 32724

Re:      Promissory Note dated July 22, 2002 in the Principal Amount $250,000

Dear Mike:

We hereby extend said Promissory Note due date to August 23, 2004 or payable immediately on completion of your SB-2 Public Stock Offering.

/s/  Robert L. Scragg                         /s/Barbara J. Scragg
--------------------------                    --------------------------
     Robert L. Scragg, President                 Barbara J. Scragg, Secretary/Treasurer
     Alpha Engines Corporation                   Alpha Engines Corporation

            Post Office Box 9483, Daytona Beach, Florida 32120-9483
                   Telephone (386) 788-1445 Fax (386) 788-1445